UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2013

China Health Industries Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51060	86-0827216
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

168 Binbei Street, Songbei District, Harbin City Heilongjiang Province, People’s Republic of China	150028
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 86-451-88100688

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Explanatory Note

On November 29, 2013, China Health Industries Holdings, Inc., a corporation incorporated under the laws of the state of Delaware (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) with the Securities and Exchange Commission (the “Commission”), with respect to its acquisition, through its wholly-owned subsidiary, Harbin Humankind Biology Technology Co., Limited, a limited liability company organized under the laws of the People’s Republic of China, of Heilongjiang Huimeijia Pharmaceutical Co., Ltd. (“HLJ Huimeijia”), a company organized under the laws of the People’s Republic of China. This Amendment No. 1 on Form 8-K/A amends the Initial Report, in order to provide the financial statements required by Item 9.01(a) and (b) of Form 8-K, which the Company indicated would be provided no later than 71 calendar days after the date the Current Report on Form 8-K reporting the closing of the acquisition must be filed, or February 8, 2014.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of HLJ Huimeijia as of June 30, 2013 and for the fiscal year ended June 30, 2013 and accompanying notes and the report of KCCW Accountancy Corp with respect to such financial statements, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The unaudited financial statements of HLJ Huimeijia as of September 30, 2013 and for the three months ended September 30, 2013 and 2012 and the accompanying notes thereto are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2013 and the unaudited pro forma condensed combined statements of operations of the Company for the three months ended September 30, 2013 and the fiscal year ended June 30, 2013 and the accompanying notes thereto, showing the pro forma effect on the Company’s financial statements of the acquisition of HLJ Huimeijia are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits.

The exhibits required by this item are listed on the Exhibit Index to this report.

The following are filed as exhibits to this report:

Exhibit No.	Description

99.1	Audited financial statements of HLJ Huimeijia as of June 30, 2013 and for the fiscal year ended June 30, 2013.

99.2	Unaudited financial statements of HLJ Huimeijia as of September 30, 2013 and for the three months ended September 30, 2013 and 2012.

99.3	Unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2013 and the unaudited pro forma condensed combined statements of operations of the Company for the three months ended September 30, 2013 and the fiscal year ended June 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2014

CHINA HEALTH INDUSTRIES HOLDINGS, INC.

By:	/s/ Xin Sun
Name:	Xin Sun
Title:	Chief Executive Officer and Chief Financial Officer